Long Island's Premier Community Bank www.astoriafederal.com Sandler O'Neill & Partners, L.P. 2004 Financial Services Conference PGA National Resort & Spa Palm Beach Gardens, Florida November 11, 2004

This presentation may contain forward-looking statements that are based on various assumptions and analyses made by us in light of our management's experience and its perception of historical trends, current conditions and expected future developments, as well as other factors it believes are appropriate under the circumstances. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These factors include, without limitation, the following: the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; there may be increases in competitive pressure among financial institutions or from non-financial institutions; changes in the interest rate environment may reduce interest margins; changes in deposit flows, loan demand or real estate values may adversely affect our business; changes in accounting principles, policies or guidelines may cause our financial condition to be perceived differently; general economic conditions, either nationally or locally in some or all areas in which we do business, or conditions in the securities markets or the banking industry may be less favorable than we currently anticipate; legislation or regulatory changes may adversely affect our business; technological changes may be more difficult or expensive than we anticipate; success or consummation of new business initiatives may be more difficult or expensive than we anticipate; or litigation or other matters before regulatory agencies, whether currently existing or commencing in the future, may delay occurrence or non-occurrence of events longer than we anticipate. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this document.

Corporate Profile $22.8 billion in assets $12.2 billion in deposits 8.3% deposit market share in Long Island market - Largest thrift depository Book value per common share(1): $19.69 Tangible book value per common share(2): $17.06 Insider & ESOP stock ownership: 17% $3.0 billion market cap 10+ years as a public company - enhancing shareholder value All figures in this presentation are as of September 30, 2004 and all market data and IBES consensus are as of November 2, 2004, except as noted. NYSE: AF

AF: A Record of Enhancing Shareholder Value Assets of $10 billion by 2000 Improve asset quality Enhance operating efficiency Broaden lending capabilities Generate returns in mid-teen range Enhance shareholder value $22.8 billion in assets 0.12% NPA/total assets 1.02% G&A expense ratio(3) annualized Origination network now covers 19 states; correspondent networks cover 44 states 18.62% return on average tangible equity(4) annualized 10 year total return: 536% or 20.3% CAGR* * December 31, 1993 through December 31, 2003 1993 IPO objectives The record as of September 30, 2004

Financial Highlights Diluted earnings per common share Return on average assets Return on average equity Return on average tangible equity Annualized dividend yield - 2.54% Shares repurchased - 2.0 million shares 3Q04; 4.6 million shares YTD Tenth repurchase program underway - 8 million shares authorized - 6 million common shares remain for repurchase Moody's upgraded AF's senior debt rating to Baa1 from Baa3 $0.80 $0.53 +51% 1.02% 0.74% +38% 16.82% 11.35% +48% 19.42% 12.99% +49% 3Q04 3Q03 Change

A Simple Formula for Enhancing Shareholder Value MORTGAGE LENDING • Portfolio lender, not a mtge. banker • 1-4 Family, Multi-Family and Commercial R.E. expertise • Superior asset quality RETAIL BANKING • Premier community bank on Long Island • Dominant deposit market share • #1 thrift depository in core market EFFICIENCY SOLID RETURNS

Leading Retail Banking Franchise $12.2 billion in deposits, 86 banking office network ? Serving the Long Island market since 1888 • Low cost/stable source of funds - average rate: 2.10% ? Core Deposits(5) total $5.5 billion, at an average rate of 0.36% ? Checking accounts total $1.5 billion, or 28% of core deposits • Pro-active sales culture • Banking offices with high average deposits contribute to efficiency ? Long Island Offices (83) - Nassau (29), Queens (17), Suffolk (25), Brooklyn (12) - Average Deposits of $142 Million ? Westchester Offices (3) - Average Deposits of $138 Million • Alternative delivery channels ? ATM's, telephone and Internet banking

Long Island Powerhouse Nassau Queens Brooklyn Suffolk Banking Offices and Deposit Share Ranking on Long Island Overall Deposit Share Ranking: #1- all thrifts, #4- all financial institutions

Strong Position in Core Market Brooklyn, Queens, Nassau and Suffolk Source: FDIC/OTS Summary of Deposits. Data as of June 30, 2004. (Dollars in millions) June 04/03 Market Average Institution Deposits Growth Share Branches Deposits 1. Chase $23,726 $3,285 16.8% 16.9% 149 $159 2. North Fork 21,907 $1,387 6.8% 15.6 206 106 3. Citibank 15,857 $ 568 3.7% 11.3 137 116 4. ASTORIA 11,641 $ 772 7.1% 8.3 83 140 5. Washington Mutual 10,173 $ 974 10.6% 7.2 97 105 6. HSBC 9,015 $ 157 1.8% 6.4 91 99 7. NY Community 8,235 $ (743) (8.3)% 5.9 106 78 8. Bank of America 7,018 $ 394 5.9% 5.0 109 64 9. Bank of New York 4,013 $ 35 0.9% 2.9 108 37 10. Independence 3,871 $ 204 5.6% 2.8 38 102 Total - Core Market $ 140,591 $10,188 7.8% 1,468 The combined population of these four counties (7.6 million) exceeds the population of 39 individual U.S. states

($ in millions) Suffolk Institution Total Share Branches 1. North Fork $5,812 20% 66 2. Chase 5,035 17 35 3. Astoria 2,618 9 25 4. WaMu 2,431 8 30 5. Citigroup 2,242 8 28 Total $29,122 402 Well Positioned in Each of Our Key Markets ($ in millions) Nassau . Institution Total Share Branches 1. North Fork $8,043 17% 60 2. Chase 6,856 15 32 3. Citigroup 5,951 13 54 4. Astoria 4,356 9 29 5. Bank of America 3,759 8 50 Total $46,178 438 Source: FDIC/OTS Summary of Deposits. Data as of June 30, 2004 Deposits ($ in millions) Queens . Institution Total Share Branches 1. Chase $5,755 16% 42 2. North Fork 4,938 14 56 3. Citigroup 4,218 12 30 4. Astoria 3,106 9 17 5. NY Community 2,949 8 34 Total $35,105 361 ($ in millions) Brooklyn Institution Total Share Branches 1. Chase $6,080 20% 40 2. WaMu 3,457 12 21 3. Citigroup 3,447 11 25 4. HSBC 3,390 11 26 5. North Fork 3,114 10 24 Astoria (#7) 1,562 5 12 Total $30,186 267 Median household income: $78,746 Median household income: $71,527 Median household income: $35,248 Median household income: $46,376 U.S. Median HHI: $43,318/NY State Median HHI: $46,195

Money Market Savings Now/Demand Retail CD's East 8 24 13 55 Deposit Composition Total - $12.2 Billion Core - $5.5 Billion @ 0.36% At September 30, 2004 Retail CD's: $6.7B Rate: 3.55% $1.0B $3.0B Rate: 0.06% Average Rate: 2.10% Rate: 0.67% Rate: 0.40% $1.5B

Customer Satisfaction Survey Key Findings: 69% of Astoria customers are highly satisfied - vs. 63% of key competitor customers 71% of Astoria customers are highly likely to recommend Astoria to friend/family member - vs. 59% for key competitor customers Satisfaction with the branch is by far the strongest driver of overall satisfaction - 81% of Astoria customers are highly satisfied with quality of branch service

Deposit Growth 12/31/00 9/30/04 10.1 12.2 CHECKING DEPOSITS TOTAL DEPOSITS 12/31/00 9/30/04 Personal 0.924 1.297739804 Business 0.081 0.236188196 $12.2 $10.1 $1.0 $1.5 CAGR = 12% CAGR = 5% (In Billions)

Primarily short-term, 3/1 & 5/1 hybrid ARMs for portfolio ? Minimizes interest rate risk Multiple delivery channels provide flexibility & efficiency ? Retail* ? Commissioned representatives/brokers-originations in 19 states* ? Third party originators - correspondent relationships in 44 states* Secondary marketing capability ? Sale of 15 year and 30 year fixed rate loans reduces interest rate risk Geographically diversified portfolio ? Reduces lending concentrations 1-4 Family Mortgage Lending * All loans underwritten to Astoria's stringent standards.

1-4 Family Mortgage Loan Originations By Product Type 2000 2001 2002 2003 3Q04 3/1 ARM 0.2998 0.578 1.211 1.004 0.164796 5/1 ARM 1.307 2.122 2.04 3.05 0.321645 Other ARM 0.484 0.737 0.719 0.844 0.085017 Other 0.2792 0.5 0.556 0.674 0.063749 $3.9B $4.5B (In Billions) $2.4B $5.6B Net portfolio growth: +$843.5 M +$254.7 M ($895.7) M ($238.3) M $11.4 M Weighted Avg. Portfolio Coupon at Period End 7.33% 7.01% 6.33% 5.26% 5.08% $635.3M

1-4 Family Loan Application Mix 9/1/2003 10/1/2003 11/1/2003 12/1/2003 1/4/2004 2/4/2004 3/4/2004 4/4/2004 5/4/2004 6/4/2004 7/4/2004 8/4/2004 9/4/2004 Refinance 232.244459 233.124089 149.915247 136.719677 177.971871 184.785712 392.22979 185.198965 106.588825 95.404763 99.343879 196.675129 225.488159 Purchase 239.725995 226.536084 152.815701 107.091462 141.101101 138.464298 222.319728 212.050312 200.984847 208.664165 192.576718 308.190306 275.141445 ($ Volume of Applications in millions) Percent of Refinance Loan Volume: 49% 51% 50% 56% 56% 57% 64% 47% 35% 31% 34% 39% 45%

Multifamily/Commercial Real Estate Lending • Solid and growing Multifamily/CRE portfolio ? $3.4 billion in portfolio - Weighted Average Coupon at September 30, 2004: 5.95% ? Conservative underwriting - Average LTV < 65% ? Average loan in portfolio < $1 million ? Approximately 90% of multifamily portfolio is subject to rent control or stabilization ? 17 % annualized growth 3Q04 Note: LTV is based on current principal balances and original appraised values.

Multifamily/CRE Portfolio Growth 9/30/00 09/30/01 09/30/02 09/30/03 09/30/04 Multifamily 0.750259 1.002528 1.489612 2.093896 2.493543 CRE 0.489115 0.610717 0.710189 0.82224 0.951598 (In Billions) % of total loans 11% 13% 18% 24% 27% $1.2 $1.6 $2.2 $2.9 CAGR = 30% Average loan balance outstanding is < $1 million. $3.4

Asset Quality Focus • Minimal credit risk ? Conservative underwriting, top quality loans, low LTVs ? 3Q04 net charge-offs less than one basis point ? No sub-prime lending ? 99+% of all loans secured by real estate • Strong reserves ? Allowance for loan losses/non-performing loans: 307% • Low delinquency trends • Top quality MBS portfolio ? Primarily agency, agency-backed or 'AAA' rated

Comm'l R/E Multi-family Home Equity and Other One-to-Four Family East 7 18 4 71 Low Credit Risk Loan Portfolio Composition At September 30, 2004 Excludes loans held for sale; LTV based on current principal balance and original appraised value. * Includes net unamortized premium and net deferred loan costs. Average LTV: 63.8% Total Portfolio: $12.8 billion* Commercial R/E - 7% Average LTV: 62.1% Multifamily - 20% Average LTV: 64.3% One-to-Four Family - 68% Average LTV: 63.8% Home Equity & Other - 5%

NPA to Total Assets vs. Peers 2000 2001 2002 2003 2004* All U.S. Thrifts 0.0033 0.0037 0.0039 0.0037 0.0028 NY Thrifts 0.0041 0.0036 0.0041 0.0028 0.0023 AF 0.0018 0.0018 0.0016 0.0014 0.0012 * Most recent data available for All US Thrifts and NY Thrifts is as of June 30, 2004. AF data is as of September 30, 2004. Source: SNL Financial - Median Ratios.

1-4 Family Delinquency Ratios: AF vs. MBA 3Q98 4Q98 1Q99 2Q99 3Q99 4Q99 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 MBA NY conv 5.13 4.94 4.43 4.18 4.18 3.91 3.45 3.61 4.06 4.53 3.8 3.93 4.8 4.55 3.86 4.28 3.59 3.63 3.11 3.28 3.3 3.12 2.47 2.7 MBA US conv 3.7 3.72 3.3 3.29 3.35 3.29 2.83 2.9 3.21 3.68 3.23 3.51 3.92 3.99 3.61 3.87 3.15 3.39 2.96 3.04 3.07 3.13 2.6 2.81 AF 2.66 4.57 3.59 2.6 2.41 2.1 1.78 1.64 1.9 2.08 1.29 1.19 1.51 1.57 1.2 1.12 1.28 1.41 1.2 1.31 1.23 1.2 0.81 0.92 0.96 Source: MBA National Delinquency Survey. Beginning with 3Q02, MBA statistics for conventional loans excludes sub-prime loans.

FNMA GNMA & FHLMC FHLMC CMO/REMIC - Non Agency (rated A or higher) CMO/Remic- Agency East 1 1 7 91 West North Low Credit Risk MBS Portfolio Total MBS Portfolio Classification Available for sale - $ 2.3B Held to maturity - $ 6.2B Total $ 8.5B At September 30, 2004 Average Life: 3.4 years

Interest Rate Risk Management • One year gap: 1.17% • Key balance sheet components ? Short-term hybrid adjustable-rate mortgage loan portfolio ? Short weighted average life MBS portfolio Offset by: ? Large core deposit base - provides natural hedge against rising rates ? Longer-term CDs and borrowings ? Over the past nine months, $6.3 billion of liabilities were extended at a weighted average rate of 2.65% with an average original maturity of 2.3 years

G&A Expense Ratio 2000 2001 2002 2003 2004* All U.S. Thrifts 1.77 1.73 1.75 1.69 1.74 NY Thrifts 2.06 1.85 1.8 1.73 1.71 AF 0.85 0.79 0.88 0.91 1.02 * Most recent data available for All US Thrifts and NY Thrifts is for the quarter ended June 30, 2004. AF is annualized for the nine months ended September 30, 2004. Source: SNL Financial - Median Ratios

1997 1998 1999 2000 2001 2002 2003 YTD 9/30/04 Stock Repurchased 86 102 262 346 636 846 1042 1208 Dividends 24 57 106 155 210 275 340 395 Cumulative Cash Returned to Shareholders (In Millions) $110 $159 $368 $846 $1,121 $501 Over $1.6 billion returned to shareholders in the past 7+ years $1,382 $1,603 # of Shares Repurchased: 4.4M 0.7M 8.5M 5.2M 10.3M 7.3M 7.1M 4.6M Average Price: $19.27 $24.47 $18.72 $16.21 $28.06 $28.98 $27.63 $36.61

Why Invest in Astoria Financial? • Strong balance sheet - superior asset quality Attractive banking franchise Dominant deposit market share in core market Superior operating efficiency Well capitalized Proactive Capital Management Stock repurchase program in place 29% compounded annual growth in dividend* Over $1.6 billion returned to shareholders in the past 7+ years * 3Q04 dividend annualized. CAGR from 1995, commencement of quarterly dividend.

Price 2004 Implied Deposit 11/02/04 P/E(a) Price/ TBV Premium(6) New York Community $18.24 10.6x 4.3x 36% Independence 37.50 12.5 3.1 23 Astoria Financial 39.39 12.6 2.3 14 Webster 47.87 13.1 2.9 16 Sovereign 21.79 13.1 3.1 16 Hudson United 39.21 13.9 4.2 21 Golden West 115.88 14.2 2.6 21 Banknorth 35.08 15.3 3.8 23 North Fork 44.23 15.6 5.4 31 Valley National 28.00 18.0 4.3 29 Commerce 59.63 18.4 3.2 12 Median 13.9x 3.2x 21% Astoria Stock Price at Median Levels $43.65 $54.59 $50.07 Valuation Considerations (a) IBES as of 11/02/04.

AF: A Record of Enhancing Shareholder Value Addendum

Retail ESOP Officers & Directors Institutions East 20 10 7 63 West North Ownership Profile September 30, 2004 Shares Outstanding: 74,960,208

Acquisition History Year Thrift # Branches Assets (in millions) 1973 Metropolitan Federal 2 $ 50 1979 Citizens Savings (FSLIC) 5 130 1982 Hastings-on-Hudson Federal 3 100 1984 Chenango Federal 1 25 1987 Oneonta Federal 4 205 1990 Whitestone Savings (RTC) 4 280 1995 Fidelity New York 18 1,800 1997 The Greater New York Savings Bank 14 2,400 1998 Long Island Bancorp, Inc. 35 6,600 Total 86 $11,590

Tangible Book Value/Book Value Growth Dec 31 00 Dec 31 01 Dec 31 02 Dec 31 03 Sept 30 04 Tangible Book Value 13.45 15.31 16.53 16.39 17.06 Book Value 15.63 17.48 18.85 18.9 19.69 (Dollars per common share)

Balance Sheet Repositioning (In Billions) 12/31/99 09/30/04 12/31/99 09/30/04 vs. Deposits Borrowings

Balance Sheet Repositioning (In Billions) 12/31/99 09/30/04 Loans MBS vs. 12/31/99 09/30/04

1-4 Family Mortgage Loan Originations 2000 2001 2002 2003 2003* 2004* Retail 372 683 1154 1426 1222 529 Broker 1157 1827 1838 2610 2198 918 Correspondent 837 1427 1535 1536 1134 739 By Delivery Channel $2.4B $4.5B (In Millions) $5.6B $3.9B $2.2B $4.6B * For the nine months ended September 30

Net Charge-offs/Average Loans vs. Peers 2000 2001 2002 2003 2004* All U.S. Thrifts 0.0004 0.0006 0.0009 0.0006 0.0005 NY Thrifts 0.0006 0.001 0.0007 0.0005 0.0002 AF 0.0001 0.0001 0.0001 0 0 * Most recent data available for All US Thrifts and NY Thrifts is for the quarter ended June 30, 2004. AF is annualized for the nine months ended September 30, 2004. Source: SNL Financial - Median Ratios.

Interest Rate Risk Management Weighted Average Weighted Average Activity* Liability Rate Original Term 1Q04 $2,400 Million Borrowings 2.71% 3.3 years 1Q04 $1,508 Million CDs 2.51% 22 months 2Q04 $1,380 Million CDs 2.69% 18 months 3Q04 $1,042 Million CDs 2.67% 19 months TOTAL $6,330 Million 2.65% 2.3 years * Borrowings refinanced or CD's issued during the period.

One of the industry's largest goodwill litigation claims $785 million of original supervisory goodwill created (LISB = $625 million, Fidelity NY = $160 million) $635 million of supervisory goodwill written off (LISB = $500 million, Fidelity NY = $135 million) Court of Federal Claims scheduled January 18, 2005 as the start of trial for LISB claim Outcome unpredictable due to disparity in recent court decisions Goodwill Claim Update

Footnotes/Glossary Book value per common share represents common stockholders' equity divided by outstanding common shares, excluding unallocated Employee Stock Ownership Plan (ESOP) shares. Tangible book value per common share represents common stockholders' equity less goodwill divided by outstanding common shares, excluding unallocated ESOP shares. G&A expense ratio represents general and administrative expense divided by average assets. Average tangible equity represents average equity less average goodwill. (5) Core deposits represent total deposits less time deposits. Implied Deposit Premium represents market capitalization less tangible equity, divided by total deposits. NPA - Non-performing assets MBS - Mortgage-backed securities LTV - Loan-to-value CAGR - Compounded annual growth rate CRE - Commercial Real Estate

Long Island's Premier Community Bank www.astoriafederal.com